SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 16, 1996
                                                         ---------------


                               KOGER EQUITY, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Florida                 1-9997           59-2898045
- --------------------------------------------------------------------------------
(State of incorporation    (Commission       (IRS Employer
   or organization)        File Number)    Identification No.)



3986 Boulevard Center Drive
   Jacksonville, Florida                          32207
- --------------------------------------------------------------------------------
(Address of principal executive offices)        (Zip Code)



Registrant's telephone number:        (904) 398-3403
- --------------------------------------------------------------------------------


                                       N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Reference is made to a copy of the Koger Equity, Inc. News Release, dated August 16, 1996, which is filed as Exhibit 99 to this report, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number          Description of Exhibit
             --------------          ----------------------

                   99                Koger Equity, Inc. News Release,
                                     dated August 16, 1996

                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   KOGER EQUITY, INC.



Date:  August 16, 1996         By:
                                  -------------------------------------------
                                  W. Lawrence Jenkins
                                  Title:  Vice President and
                                  Corporate Secretary

                                  EXHIBIT INDEX

         The following designated exhibit is filed herewith:

Exhibit
- -------
  99                            Koger Equity, Inc. News Release,
                                dated August 16, 1996